Exhibit 99.1

Burkenroad Investment Conference APRIL 26, 2019 1

Certain comments in this presentation contain certain forward looking statements (as defined in the Securities Exchange Act of 1934 and the regulations thereunder) . Forward looking statements are not historical facts but instead represent only the beliefs, expectations or opinions of Home Bancorp, Inc . and its management regarding future events, many of which, by their nature, are inherently uncertain . Forward looking statements may be identified by the use of such words as : “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, or words of similar meaning, or future or conditional terms such as “will”, “would”, “should”, “could”, “may”, “likely”, “probably”, or “possibly . ” Forward looking statements include, but are not limited to, financial projections and estimates and their underlying assumptions ; statements regarding plans, objectives and expectations with respect to future operations, products and services ; and statements regarding future performance . Such statements are subject to certain risks, uncertainties and assumption, many of which are difficult to predict and generally are beyond the control of Home Bancorp, Inc . and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, forward looking statements . The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward looking statements : (1) economic and competitive conditions which could affect the volume of loan originations, deposit flows and real estate values ; (2) the levels of noninterest income and expense and the amount of loan losses ; (3) competitive pressure among depository institutions increasing significantly ; (4) changes in the interest rate environment causing reduced interest margins ; (5) general economic conditions, either nationally or in the markets in which Home Bancorp, Inc . is or will be doing business, being less favorable than expected ; (6) political and social unrest, including acts of war or terrorism ; (7) we may not fully realize all the benefits we anticipated in connection with our acquisitions of other institutions or our assumptions made in connection therewith may prove to be inaccurate ; or (8) legislation or changes in regulatory requirements adversely affecting the business of Home Bancorp, Inc . Home Bancorp, Inc . undertakes no obligation to update these forward looking statements to reflect events or circumstances that occur after the date on which such statements were made . As used in this report, unless the context otherwise requires, the terms “we,” “our,” “us,” or the “Company” refer to Home Bancorp, Inc . and the term the “Bank” refers to Home Bank, N . A . , a national bank and wholly owned subsidiary of the Company . In addition, unless the context otherwise requires, references to the operations of the Company include the operations of the Bank . For a more detailed description of the factors that may affect Home Bancorp’s operating results or the outcomes described in these forward - looking statements, we refer you to our filings with the Securities and Exchange Commission, including our annual report on Form 10 - K for the year ended December 31 , 2018 . Home Bancorp assumes no obligation to update the forward - looking statements made during this presentation . For more information, please visit our website www . home 24 bank . com . Non - GAAP Information This presentation contains financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”) . The Company's management uses this non - GAAP financial information in its analysis of the Company's performance . In this presentation, information is included which excludes acquired loans, intangible assets, impact of the gain (loss) on the sale of a banking center, the impact of merger - related expenses and one - time tax effects . Management believes the presentation of this non - GAAP financial information provides useful information that is helpful to a full understanding of the Company’s financial position and core operating results . This non - GAAP financial information should not be viewed as a substitute for financial information determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP financial information presented by other companies . 2 Forward Looking Statements

3 Our Company • Headquartered in Lafayette, Louisiana • Founded in 1908 • IPO completed October 2008 • Ticker symbol: HBCP (NASDAQ Global ) • Market Cap = $ 346MM as of April 23, 2019 • Assets = $2.2 billion as of March 31, 2019 (third largest Louisiana - based bank as of December 31, 2018) • 39 locations • Acquisition of Saint Martin Bancshares Closed December 2017 Converted March 2018 • Ownership (S&P Global as of April 23, 2019) Institutional = 38% Insider/ESOP = 18%

4 Earnings Net Income ($ millions) Diluted EPS Year over year record earnings & EPS since 2014 $7.9 $9.2 $7.3 $9.9 $12.6 $16.0 $16.8 $31.6 $0 $5 $10 $15 $20 $25 $30 $35 2012 2013 2014 2015 2016 2017 2018 2019 Q1 Q2 Q3 Q4 $0.85 $1.28 $1.06 $1.42 $1.79 $2.25 $2.28 $3.40 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 2012 2013 2014 2015 2016 2017 2018 2019 Q1 Q2 Q3 Q4

5 Profitability (1,2) Return on Average Assets Return on Average Equity Return on Tangible Common Equity Efficiency Ratio (1) See appendix for reconciliation of Non - GAAP items (2) Peers are publicly owned banks with $1 - $3 billion in assets. Source: S&P Global 0.80% 0.94% 1.04% 1.04% 1.46% 1.48% 0.92% 1.03% 1.05% 1.26% 1.50% 1.48% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 2014 2015 2016 2017 2018 Q1-19 GAAP Non-GAAP Peer Median 6.7% 7.8% 9.2% 8.6% 10.9% 10.5% 7.7% 8.6% 9.3% 10.5% 11.1% 10.5% 0% 2% 4% 6% 8% 10% 12% 2014 2015 2016 2017 2018 Q1-19 GAAP Non-GAAP Peer Median 7.2% 8.5% 10.3% 9.7% 14.8% 13.9% 8.2% 9.3% 10.4% 11.7% 15.1% 13.9% 0% 2% 4% 6% 8% 10% 12% 14% 16% 2014 2015 2016 2017 2018 Q1-19 ROATCE ROATCE - Adjusted Peer Median 70.5% 66.4% 63.6% 59.3% 60.0% 61.4% 66.7% 64.1% 63.0% 57.9% 58.0% 61.4% 50% 55% 60% 65% 70% 75% 2014 2015 2016 2017 2018 Q1-19 GAAP Non-GAAP Peer Median

300,000 600,000 900,000 1,200,000 1,500,000 1,800,000 2,100,000 2,400,000 2,700,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 1Q 2019 Home Bank Total Assets ($000s) St. Martin Bank & Trust Statewide Bank Britton & Koontz Bank Bank of New Orleans CAGR = 14.9% Guaranty Savings Bank 6 Disciplined Acquirer Since IPO Acquired Bank Date Assets ($ in MM) (at completion) % of TBV (at announcement) # of Branches Consideration Statewide Bank Mar - 2010 $199 FDIC - assisted 6 All Cash Guaranty Savings Bank Jul – 2011 257 95% 5 All Cash Britton & Koontz Bank Feb – 2014 301 90% 8 All Cash Bank of New Orleans Sep – 2015 346 126% 4 All Cash St. Martin Bank & Trust Dec – 2017 597 183% (1) 12 ~80% Stock, 20% Cash (1) (1) Cash is comprised of an aggregate $19.5 million special cash distribution paid by St. Martin Bancshares to its shareholders.

7 Steady Organic Loan Growth (excludes acquisition accounting) 0% 7% 24% 13% 18% 19% 11% 12% 6% 16% 6% - 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 1,800,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q1 2019 Loan Balance Outstanding ($000s) Originated Acquired Originated growth % (annualized) Total Loan CAGR = 17% Originated Loan CAGR = 12%

8 Loan Portfolio (as of March 31, 2019) Composition Market Diversification Acadiana 46% New Orleans 28% Northshore 13% Baton Rouge 9% Mississippi 3% Other 1% Balance = $1.6 billion, 75% of assets 1Q 2019 Yield = 5.64% CRE 43% 1 - 4 Mortgage 27% C&D 12% C&I 10% Home Equity 5% Consumer 3%

9 Loan Portfolio (as of March 31, 2019) CRE & Multifamily 1 - 4 Family Construction & Land Office Building , 25% Medical , 13% Shopping Center , 10% Retail , 8% Multifamily , 6% Restaurant , 6% Leasing , 4% Professional Office , 5% Hotel , 5% Energy , 4% Service Company , 3% Warehouse , 3% Other , 3% Convenience Store , 3% Church/School , 2% 5 year fixed , 25% 15 year fixed , 19% 10 year fixed , 15% ARM - Reprice >3 years , 15% ARM - Reprice <3 years , 13% 30 year fixed , 12% 20 year fixed , 1% Residential , 31% Land - Commercial , 22% Commercial Building , 16% Multifamily , 10% Subdivision , 10% Farm Land , 7% Land - Personal , 3% Energy Related , 1% $708 million 1Q 2019 yield = 5.42% Owner Occupied = 52% $194 million 1Q 2019 yield = 6.36% $442 million 72% Fixed Acquired Balance = 48% 1 Q 2019 yield = 5.14%

10 Credit Quality ALLL % 1.05% 1.07% 1.09% 0.89% 0.87% 0.92% 0.96% 0.99% 1.00% 1.38% 1.40% 1.40% 1.52% 1.40% 1.40% 1.38% 1.36% 1.34% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1Q-17 2Q-17 3Q-17 4Q-17 1Q-18 2Q-18 3Q-18 4Q-18 1Q-19 Reported ALLL Originated ALLL NPAs (in millions) $13.8 $14.4 $16.6 $22.5 $23.5 $18.6 $15.9 $15.5 $15.0 $2.4 $2.1 $1.6 $3.2 $4.3 $4.1 $5.5 $10.5 $14.1 $0 $5 $10 $15 $20 $25 $30 $35 1Q-17 2Q-17 3Q-17 4Q-17 1Q-18 2Q-18 3Q-18 4Q-18 1Q-19 NPA's Outstanding ($millions) Originated Acquired Annualized Net Charge Offs - 0.03% 0.02% 0.08% - 0.05% 0.37% - 0.03% 0.00% 0.25% 0.04% -0.10% -0.05% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 1Q-17 2Q-17 3Q-17 4Q-17 1Q-18 2Q-18 3Q-18 4Q-18 1Q-19 • Built reserves for potential losses due to challenges in Louisiana and Mississippi markets • Elevated charge offs in 2018 primarily from t hree problem credits • Direct energy exposure (as of March 31, 2019) • $43 Million, or 3% of total loans • 93% performing according to original loan agreement • 2.43% ALLL on direct originated energy loans • No shared national credits

11 Deposits (as of March 31, 2019) 21% 21% 24% 26% 27% 28% 27% 24% 24% 25% 25% 24% 22% 22% 22% 21% 20% 21% 22% 24% 21% 16% 17% 16% 8% 9% 9% 12% 11% 11% $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2014 2015 2016 2017 2018 Q1 2019 Millions NOW Demand deposits Certificates of deposit Money market Savings Balance Louisiana Market Share (1) Bank 2018 Rank Deposits Market Share JPMorgan Chase 1 17,989,141 17.4 Capital One 2 17,524,878 17.0 Hancock Whitney 3 12,952,562 12.5 Iberiabank 4 7,978,813 7.7 Regions 5 7,340,297 7.1 Origin 6 1,840,250 1.8 Home Bank 7 1,642,421 1.6 Acadiana , 64% New Orleans , 14% Northshore , 9% Mississippi , 9% Baton Rouge , 4% • Balance as of March 31, 2019 = $1.8 billion, or 83% of assets • Cost of Deposits = 1.0% in 1Q 2019 • 0.83% Non - maturity • 1.46% CDs • Growth in deposits driven by NOW accounts • Loan/Deposit ratio 91% • No brokered deposits or subscription service CDs (1) Source: S&P Global; deposit ranking data as of 6/30/2018

12 Net Interest Margin (TE) 4.41% 3.66% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% 4.50% 4.75% 5.00% 2012 2013 2014 2015 2016 2017 2018 Q1-19 Home Bank Peer Median(1) 0.75% spread • Continually higher NIM than peers • Total loan yield in 1Q 2019 = 5.64% • Originated loan yield = 5.42% • Acquired loan yield = 6.11% • Non - interest deposits = 20% of assets • Cost of interest - bearing liabilities during 1Q 2019 = 1.04% • No exposure to overnight advances • LT debt = $ 63MM with average cost of 1.99% in 1 Q 2019 • Deposit rates began to rise in Q3 2018 as market competition has been intensifying (1) Peers data as of 12/31/2018 - publicly owned banks with $1 - $3 billion in assets. Source: S&P Global

13 Interest Rate Risk 1 Year Change in Net Interest Income (change from base case) Cost of Interest Bearing Liabilities 0.50% 1.04% 0.75% 2.50% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 4Q-16 1Q-17 2Q-17 3Q-17 4Q-17 1Q-18 2Q-18 3Q-18 4Q-18 1Q-19 Cost of Interest Bearing Liabilities Fed Funds Spread (Fed Funds - COF) Significant IRR drivers • No overnight or variable rate advances • Non - interest deposits = 20% of assets • Investment securities portfolio comprising only 13% of assets • No non - relationship brokered deposits • Variable rate loans = 24% of loans • Short - term construction loans = 12% of total loans • Loan/Deposit Ratio = 91% - 100 +100 +200 +300 Forward Curve - 2.3% 0.8% 0.8% 0.5% 0.2%

14 Non - Interest Income & Expense (1,2) Non - Interest Income / Average Assets 0.59% 0.70% 0.5% 0.6% 0.7% 0.8% 0.9% 1.0% 1.1% 2012 2013 2014 2015 2016 2017 2018 Mar 2019 YTD Home Bancorp Peer Median Non - Interest Expense / Average Assets 2.86% 2.79% 2.4% 2.6% 2.8% 3.0% 3.2% 3.4% 3.6% 2012 2013 2014 2015 2016 2017 2018 Mar 2019 YTD Home Bancorp Peer Median • Deposit redesign full rollout in late 2017 • Mortgage business remains challenging • Expanded customer base through acquisition • Leveraged expense base through acquisitions & organic growth • Continued back office and infrastructure investments provide ability for continued expansion (1) See appendix for reconciliation of Non - GAAP items (2) Peers data as of 12/31/2018 - publicly owned banks with $1 - $3 billion in assets. Source: S&P Global

HBCP Stock Performance

12/31/2008 – 4/23/2019



450%
400%
350%
300%
250%
200%
150%
100%
50%
0%
-50%
D-08 M-09 J-09 S-09 D-09 M-10 J-10 S-10 D-10 M-11 J-11 S-11 D-11 M-12 J-12 S-12 D-12 M-13 J-13 S-13 D-13 M-14 J-14 S-14 D-14 M-15 J-15 S-15 D-15 M-16 J-16 S-16 D-16 M-17 J-17 S-17 D-17 M-18 J-18 S-18 D-18 M-19
HBCP
DJIA
S&P 500
NASDAQ
SNL US Bank

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INVESTMENT PERSPECTIVE 16 Strong earnings and shareholder returns Conservative, well - managed credit culture Solid track record since IPO Well capitalized with capacity for continued growth Bank capital ratios as of March 31, 2019 Tier 1 leverage capital = 10.9% Total risk based capital = 15.2% Disciplined acquirer Insider owners committed to continual improvement

GROWING. INVESTING. SERVING. Home Bancorp, Inc. is a Louisiana corporation and the holding company for Home Bank, National Association, a national bank headquartered in Lafayette, Louisiana. Home Bank, N.A. offers a full range of deposit and loan products through convenient banking centers in growing regions of South Louisiana and Western Mississippi: Acadiana , Baton Rouge, New Orleans, Northshore (of Lake Pontchartrain), Natchez, and Vicksburg. 17

18 Appendix Non - GAAP Reconciliation (dollars in thousands) 2014 2015 2016 2017 2018 Q1 2019 Total Shareholders' Equity $154,144 $165,046 $179,843 $277,871 $304,040 $308,935 Less: Intangible assets 4,266 15,304 12,762 68,034 66,055 65,645 Non - GAAP tangible shareholders' equity $149,878 $149,742 $167,081 $209,837 $ 237,985 $243,290 Total Assets $1,221,415 $1,551,912 $1,556,732 $2,228,121 $2,153,658 $2,202,675 Less: Intangible assets 4,266 15,304 12,762 68,034 66,055 65,645 Non - GAAP tangible assets $1,217,149 $1,536,608 $1,543,970 $2,160,087 $ 2,087,603 $2,137,030 Reported net income $9,872 $12,550 $16,008 $16,824 $31,590 $7,890 Add: Amortization CDI, net tax 465 483 520 496 1,458 $324 Non - GAAP tangible income $10,337 $13,033 $16,528 $17,320 $33,048 $8,214 Return on average equity 6.7% 7.8% 9.2% 8.6% 10.9% 10.4% Add: Intangibles 0.5 0.7 1.1 1.1 3.9 3.5 Non - GAAP return on tangible common equity (1) 7.2% 8.5% 10.3% 9.7% 14.8% 13.9% (dollars in thousands) 2012 2013 2014 2015 2016 2017 2018 Q1 2019 Reported non - interest expense $32,763 $33,205 $41,772 $42,022 $46,797 $46,177 $63,225 $15,291 Less: Merger - related expenses - 307 2,286 1,411 856 1,086 2,010 - Non - GAAP non - interest expense $32,763 $32,898 $39,486 $40,611 $45,941 $45,091 $61,215 $15,291

Appendix

Non-GAAP Reconciliation

(dollars in thousands)	2014	2015	2016	2017	2018	Q1 2019
Reported non-interest income	$8,175	$8,770	$11,157	$9,962	$13,447	$3,165
Less: Gain on sale of assets	-	-	641	(69)	-	-
Non-GAAP non-interest income	$8,175	$8,770	$10,516	$10,031	$13,447	$3,165
Reported Net Income	$9,872	$12,550	$16,008	$16,824	$31,590	$7,890
Less: Gain on sale of assets, net tax	-	-	416	(45)	-	-
Add: Impact of Tax Act and effect of cost segmentation	-	-	-	2,721	(819)	-
Add: Merger-related expenses, net tax	1,497	1,166	560	835	1,587	-
Non-GAAP Net Income	$11,369	$13,716	$16,152	$20,425	$32,358	$7,890
ROA (GAAP)	0.80%	0.94%	1.04%	1.04%	1.46%	1.48%
Less: (Loss) gain on closure or sale of premises	-	-	0.03	-	-	-
Add: Impact of Tax Act and effect of cost segmentation	-	-	-	0.17	(0.03)	-
Add: Merger-related expenses, net of tax	0.12	0.09	0.04	0.05	0.07	-
Non-GAAP ROA	0.92%	1.03%	1.05%	1.26%	1.50%	1.48%
ROE (GAAP)	6.7%	7.8%	9.2%	8.6%	10.9%	10.5%
Less: (Loss) gain on closure or sale of premises	-	-	0.2	-	-	-
Add: Impact of Tax Act and effect of cost segmentation	-	-	-	1.4	(0.3)	-
Add: Merger-related expenses, net of tax	1.0	0.8	0.3	0.5	0.5	-
Non-GAAP ROE	7.7%	8.6%	9.3%	10.5%	11.1%	10.5%
Add: Intangible Assets	0.5	0.7	1.1	1.2	4.0	3.4
Adjusted return on average tangible common equity	8.2%	9.3%	10.4%	11.7%	15.1%	13.9%
Efficiency Ratio (GAAP)	70.5%	66.4%	63.6%	59.3%	60.0%	61.4%
Effect of Sale or closure of assets and merger related expenses	(3.8)	(2.3)	(0.6)	(1.4)	(2.0)	-
Non-GAAP Efficiency Ratio	66.7%	64.1%	63.0%	57.9%	58.0%	61.4%

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